Exhibit 10.15
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (“Security Agreement”) is made effective as of the 13 day of June, 2007 by and between One Earth Energy, LLC, an Illinois limited liability company (“Debtor”) and Farmers Energy One Earth, LLC, an Ohio limited liability company (“Secured Party”), under the following circumstances:
A.	The Debtor is delivering a Promissory Note dated as of even date herewith (the “Note”) to the Secured Party in a principal sum of $6,000,000, or so much thereof as may be advanced to Debtor thereunder, plus interest, on terms and conditions stated in the Note.

B.	The Secured Party and the Debtor desire that repayment of the Note, together with any other obligations or indebtedness of the Debtor to the Secured Party, be secured. The Debtor desires to grant a security interest in certain of its assets pursuant to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:
     1. Grant of Security Interest. Debtor hereby assigns to Secured Party, and hereby grants to Secured Party, a security interest in all the following property of Debtor wherever located and whether now existing or hereafter acquired or created (collectively, the “Collateral”), including, without limitation:
     (a) all Accounts, all Equipment, all Inventory, all Chattel Paper, all General Intangibles, all Deposit Accounts, all Documents, all Instruments, all Goods, all Fixtures, all Investment Property, and all Letter-of-Credit Rights;
     (b) all property, tangible or intangible, in which Debtor now has or hereafter acquires any rights, including, without limitation, all right, title and interest to the contracts of Debtor, including the EPC contract (the “EPC Contract”) entered into with Fagen, Inc. (“Fagen”) for the construction of the proposed ethanol facility to be constructed in Gibson City, Illinois;
     (c) together with all books and records, attachments, accessories, replacements, additions and substitutions therefor (whether now or hereafter installed therein or affixed thereto) and all Proceeds and Products of all of the foregoing Collateral.
     All capitalized terms used in this Security Agreement and not otherwise defined herein or in the Note, including, without limitation, all terms relating to the Collateral, shall have the meanings assigned to them as defined by the Uniform Commercial Code.

     2. Obligations Secured. The obligations secured by the grant of this security interest (collectively, the “Indebtedness”) are the payment and performance of: (a) the obligations of the Debtor to the Secured Party pursuant to the Note including, without limitation, the principal amount and accrued interest thereof; (b) all collection costs, expenses and attorneys’ fees with respect to (a); (c) all renewals, rearrangements or extensions of the Note, if any, in whole or in part; and (d) all obligations of the Debtor and rights of the Secured Party under this Security Agreement.
     3. Effect of Security Agreement. This Security Agreement constitutes a security agreement under the Uniform Commercial Code in effect in the State of Illinois and creates a security interest in favor of the Secured Party in and to the Collateral and the proceeds thereof. The Debtor hereby authorizes the Secured Party to file and re-file any financing statements, or continuation statements that the Secured Party may reasonably determine necessary from time to time to perfect the security interest granted by this Security Agreement with respect to such Collateral and proceeds.
     4. Termination. This Security Agreement shall terminate upon the payment by the Debtor to the Secured Party of the entire amount of the Indebtedness.
     5. Covenants of the Debtor. The Debtor represents and warrants that during the term of this Agreement:
          (a) The Debtor is duly organized, in good standing and validly operating a business under the laws of the State of Illinois. Further, until the Indebtedness is paid in full, Debtor agrees that Debtor will:
          (i) Preserve its existence in good standing and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of Debtor’s assets;
          (ii) Not change Debtor’s name without providing Secured Party with 30 days’ prior written notice.
          (b) The Debtor shall execute and deliver such documents as the Secured Party deems necessary to create, perfect and continue the security interest contemplated hereby, including a document assigning the Collateral from the Debtor to the Secured Party.
          (c) The Debtor will not sell, hypothecate, relocate or otherwise transfer, other than in the ordinary course of business, the Collateral, or any part thereof, or any interest therein, without the prior written consent of the Secured Party.
          (d) The Debtor shall, from time to time, as requested by the Secured Party, do, make, execute and deliver to the Secured Party all such additional and further acts, things, deeds, assurances, instruments and supplements as may be required or reasonably requested by the

Secured Party in order to perfect, continue and more completely vest in and assure to the Secured Party its rights hereunder and in or to the Collateral.
          (e) Upon reasonable request of the Secured Party, and not more frequently than once per calendar year, the Debtor shall deliver to Secured Party a schedule of the Collateral as of the date of such request.
          (f) The Debtor will comply in all material respects with the requirements of applicable laws and regulations with respect to the Collateral.
          (g) The Debtor will pay or discharge all taxes, assessments and governmental charges levied or imposed upon the Collateral, prior to the date on which penalties attached thereto and all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the Collateral.
          (h) The Debtor will keep and maintain the Collateral in good condition, repair and working order, reasonable wear and tear excepted.
          (i) The Debtor will at all times keep the Collateral insured (including reasonable co-insurance and self-insurance) to such extent and against such risks, including, without limitation, hazard insurance, public liability insurance and other insurance required by law, as customary with companies in the same or similar business and the Debtor will name the Secured Party as an additional insured party under such insurance.
          (j) Without the prior written consent of the Secured Party, the Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the liens and security interests granted hereby and in any mortgage or other security document delivered to Secured Party by Debtor to secure the Note, and shall defend the right, title and interest of Secured Party in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.
          (k) Debtor will obtain written consent from Fagen that Fagen will agree to the assignment of the EPC Contract to the Secured Party in the event that the Debtor commits an Event of Default under this Security Agreement.
     6. Powers of the Secured Party. At its option, the Secured Party may discharge taxes, liens or other encumbrances at any time levied or placed on the Collateral. The Debtor jointly and severally agrees to reimburse the Secured Party for any reasonable payment so made, together with interest thereon at the rate specified in the Note from the date any funds are advanced by the Secured Party hereunder.
     7. Power of Attorney. Debtor irrevocably constitutes and appoints Secured Party, through its employees and agents, with full power of substitution, as Debtor’s true and lawful attorney-in-fact, with full irrevocable power and authority in the place of Debtor and in the name of Debtor or in the Secured Party’s own name, and at the expense of Debtor, for the purpose of carrying out the terms of this Security Agreement, to perform, at any time and from time to time, each agreement contained in this Security Agreement that is on Debtor’s part to be complied with, and to take any and all actions and to execute and deliver any and all writings which may be necessary or desirable to give the Secured Party the full benefit of this Security Agreement, in each case as Secured Party may from time to time deem advisable, Debtor hereby agreeing that the Secured Party shall owe no duty whatsoever to Debtor to perform any such agreement, to take any such action, or to execute or deliver any such writing, or, having done so any one or more times, to thereafter continue doing so.
     8. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Security Agreement:
          (a) The failure by the Debtor to fully and promptly pay all or any part of the Indebtedness set forth in the Note and such non-payment continues for three (3) business days;
          (b) Any other default under any of the Transaction Documents (as defined in the Note);
          (c) The failure by Debtor to perform any obligation of such Debtor to be performed under this Security Agreement not involving the payment of money, and such failure continues unremedied for 10 business days after written notice thereof to such Debtor specifying the default; or
          (d) Debtor commences, or there is commenced against Debtor (or any material assets of Debtor) any proceedings under any bankruptcy, insolvency, reorganization, receivership, relief of debtors, dissolution, liquidation or similar law of any jurisdiction.
     Upon the occurrence of an Event of Default, the entire amount of the Indebtedness to the Secured Party, and all other sums payable thereunder, and all sums payable hereunder, shall, at the option of the Secured Party, subject to applicable law, become immediately due and payable.
     9. Remedies of the Secured Party. Upon occurrence of an Event of Default, the Secured Party shall have the following rights and remedies:
          (a) In addition to any other remedy available to the Secured Party, as provided herein or otherwise, the Secured Party may exercise any remedy available to it under applicable law, including the rights, privileges, powers and remedies of a Secured Party under the Uniform Commercial Code in effect in the State of Illinois;
          (b) The Secured Party may declare the Indebtedness secured by this Security Agreement to be due and payable immediately and, upon said declaration, such principal, interest and other sums shall become and be immediately due and payable; and

          (c) The Secured Party may repossess, sell or otherwise dispose of the Collateral or any part thereof in any manner provided by law and may dispose of said Collateral at a public or private sale with or without notice to the Debtor.
     10. Cumulative Remedies. The rights and remedies of the Secured Party as provided in this Security Agreement shall be cumulative and concurrent, may be pursued separately, successively or together against the Debtor or against the Collateral, or both, at the sole discretion of the Secured Party, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.
     11. Effect of Delay and Waivers. No delay or omission to exercise any right or power accruing prior to or upon any breach, omission, failure of performance, or Event of Default hereunder shall impair any such right or power, or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver or release of any term or provision of this Security Agreement shall be established by conduct, custom, or course of dealing, but solely by a document in writing duly authorized and executed by the applicable party.
     12. Application of Proceeds. The proceeds of any sale or other disposition by the Secured Party shall be applied as follows:
          (a) First, to the reasonable costs and expenses incurred by the Secured Party in connection with, incidental to, or in any way relating to the holding or sale or other disposal of the Collateral, including all reasonable attorneys’ fees and legal expenses incurred by the Secured Party in connection therewith;
          (b) Second, to the satisfaction of all amounts due pursuant to this Security Agreement allocated first to attorneys’ fees and other costs of collection to the extent permitted by applicable law, then to accrued unpaid interest under the Note, then to the unpaid principal balance under the Note;
          (c) Third, the payment of any other Indebtedness owed by the Debtor to the Secured Party and secured hereby; and
          (d) Fourth, to the Debtor to the extent of any surplus proceeds.
     13. Miscellaneous. Presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Event of Default or proceeds to which the Secured Party are entitled hereunder. The Secured Party may release, regardless of consideration, any part of the security held for the Indebtedness secured by this Security Agreement without, as to the remainder of the security, in any way impairing or affecting the lien of this Security Agreement or its priority over any subordinate lien.

     14. Notices. Whenever any party hereto desires or is required to provide any notice, demand or request with respect to this Security Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service (which shall include delivery by delivery service, express mail delivery service, telecopy, or telefax) or mailed, by United States mail, postage prepaid, and addressed as follows:

(i)	If to the Debtor:	One Earth Energy, LLC
Attn: Steve Kelly
1306 West 8th Street
Gibson City, IL 60936-0546

	With copies to:	Chris Sackett, Esq.
Brown Winick
666 Grand Avenue
Suite 2000 Ruan Center
Des Moines, IA 50309
Phone: 515-242-2470
Fax: 515-323-8570

(ii)	If to the Secured	Farmers Energy One Earth, LLC
	Party:	Attn: Zafar Rizvi, President
2875 Needmore Road
Dayton, Ohio 45414
Fax: (937) 276-8643
Email: zrizvi@rexstores.com

	with a copy to:	Chernesky, Heyman & Kress P.L.L.
Attn: Edward M. Kress, Esq.
1100 Courthouse Plaza SW
Dayton, OH 45402
Fax: (937) 463-4947
Email: emk@chklaw.com
     15. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest under this Security Agreement, or remedies under this Security Agreement, in respect of any portion of the Collateral is governed by the laws of a jurisdiction other than the State of Ohio. Each party hereto consents to the personal jurisdiction and venue of the federal and state courts with venue in Montgomery County, Ohio, for resolution of all disputes arising out of the construction, interpretation, or enforcement of any term or provision of this Security Agreement, and each party hereby waives the claim or defense that such courts constitute an inconvenient forum.

     16. Severability of Provisions. If any provision of this Security Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Security Agreement.
     17. Entire Agreement. This Security Agreement, together with the other Transaction Documents, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior written and all prior and contemporaneous oral agreements, understandings, inducements, and conditions, express or implied, among the parties with respect thereto. The express terms of this Security Agreement control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.
     18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Security Agreement as of the day and year first written above.

SECURED PARTY FARMERS ENERGY ONE EARTH, LLC
By:	/s/Zafar Rizvi
Zafar Rizvi, President

DEBTOR ONE EARTH ENERGY, LLC
By:	/s/Steven Kelly
Its: President